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As filed with the Securities and Exchange Commission on December 14, 2009.

Registration No. 333-163372

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

COWEN GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	6211 (Primary Standard Industrial Classification Code Number)	27-0423711 (I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, New York 10022
(212) 845-7900
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

J. Kevin McCarthy
General Counsel
Cowen Group, Inc.
599 Lexington Avenue
New York, New York 10022
(212) 845-7900
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
David K. Boston, Esq. Laura L. Delanoy, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 (212) 728-8000	Michael T. Kohler, Esq. Bartholomew A. Sheehan, III, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019 (212) 839-5300

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box.    ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

        This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-163372) of Cowen Group, Inc. is being filed solely to amend Items 13 and 16(a) of Part II thereof and to file certain exhibits thereto. This Amendment No. 2 does not modify any provisions of the Prospectus constituting Part I or Items 14, 15 or 17 of Part II of the Registration Statement. Accordingly, the Prospectus and those Items of Part II have not been included in this Amendment No. 2.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.    Other Expenses of Issuance and Distribution

        The following table sets forth the costs and expenses, other than the underwriting discounts and commissions, payable by us in connection with the sale of Class A common stock being registered. All amounts shown are estimates, except the SEC registration fee and the FINRA filing fee.

Item	Amount to Be Paid
SEC Registration Fee	$6,368
FINRA Filing Fee	12,000
Legal Fees and Expenses	900,000
Accounting Fees and Expenses	500,000
Printing Expenses	375,000
Miscellaneous	50,000
Total	$1,843,368

Item 16.    Exhibits and Financial Statement Schedules

  (a)
  Exhibits

Exhibit No.	Description
1.1	Form of Underwriting Agreement.†
3.1	Amended and Restated Certificate of Incorporation of Cowen Group, Inc. (previously filed as Exhibit 3.1 to the Form 10-Q filed November 25, 2009 by Cowen Group, Inc.). ‡
3.2	Amended and Restated By-Laws of Cowen Group, Inc. (previously filed as Exhibit 3.1 to the Form 10-Q filed November 25, 2009 by Cowen Group, Inc.). ‡
3.3
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cowen Group, Inc. (previously filed as Exhibit 3.1 to the Form 10-Q filed November 25, 2009 by Cowen Group, Inc.). ‡
4.1	Form of Class A Common Stock Certificate.†
5.1	Opinion of Willkie Farr & Gallagher LLP.†
10.1
Registration Rights Agreement, dated as of November 2, 2009, by and among Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), RCG Holdings LLC (f/k/a Ramius LLC), BA Alpine Holdings, Inc., Bayerische Hypo-und Vereinsbank AG, and HVB Alternative Advisors Inc. (previously filed as Exhibit 10.1 to the Form 8-K filed November 5, 2009 by Cowen Group, Inc.). ‡
10.2
Secured Revolving Credit Agreement, dated as of November 2, 2009, by and among Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), as Borrower, the various Lenders party thereto from time to time and Bayerische Hypo- und Vereinsbank AG, New York Branch, as Administrative Agent, Issuer of the Letter of Credit, Fronting Bank and a Lender (previously filed as Exhibit 10.2 to the Form 8-K filed November 5, 2009 by Cowen Group, Inc.). ‡
10.3
Asset Exchange Agreement, dated as of June 3, 2009, by and among RCG Holdings LLC (f/k/a Ramius LLC), HVB Alternative Advisors LLC, Bayerische Hypo- und Vereinsbank AG, Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and Lexington Merger Corp., as amended by the First Amendment to Asset Exchange Agreement, dated as of July 9, 2009 (included as Appendix B to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 filed July 10, 2009 by Cowen Group, Inc.) ‡

Exhibit No.	Description
10.4	Employment Agreement of Peter A. Cohen, dated as of June 3, 2009, by and among Peter A. Cohen, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.3 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡
10.5
Employment Agreement of Morgan Stark, dated as of June 3, 2009, by and among Morgan Stark, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.4 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡
10.6
Appendix A to Employment Agreement of Morgan Stark, dated as of June 3, 2009, by and between Morgan Stark, Ramius LLC (f/k/a Park Exchange LLC) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.5 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡
10.7
Employment Agreement of Thomas Strauss, dated as of June 3, 2009, by and among Thomas Strauss, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.6 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡
10.8
Employment Agreement of David M. Malcolm, dated as of June 3, 2009, by and among David M. Malcolm, Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), RCG Holdings LLC (f/k/a Ramius LLC) and Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.)†
10.9	Appendix A to Employment Agreement of David M. Malcolm, dated as of June 3, 2009, by and between David M. Malcolm and Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.)†
10.10
Employment Agreement of Christopher A. White, dated as of July 10, 2009, by and among Christopher A. White, Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), and Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.) as amended by that certain letter agreement, dated as of December 8, 2009, by and between Christopher A. White and Cowen Group, Inc.†
10.11
Employment Agreement of Jeffrey Solomon, dated as of June 3, 2009, by and among Jeffrey Solomon, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.5 to the Form 8-K filed November 5, 2009 by Cowen Group, Inc.). ‡
10.12
Amendment to the Investment Management Agreement, dated as of June 3, 2009, by and between Ramius LLC (f/k/a Ramius Capital Group, L.L.C. and successor by assignment from Ramius Securities, L.L.C.) and Alpine Cayman Islands Limited (f/k/a Bank Austria Cayman Islands Limited) (previously filed as Exhibit 99.14 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡^
10.13
Second Amendment to the Investment Reporting Agreement, dated as of June 3, 2009, by and between Ramius Fund of Funds Group LLC (f/k/a Ramius HVB Partners LLC, New York) and Bayerische Hypo- und Vereinsbank AG, Munich) (previously filed as Exhibit 99.15 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.)‡^

Exhibit No.	Description
10.14	Lease, dated as of June 22, 2007, by and between BP 599 Lexington Avenue LLC and Ramius LLC (as successor in interest to RCG Holdings LLC (f/k/a Ramius Capital Group, LLC)), as amended by the First Amendment to Lease, dated as of June 9, 2008, by and between BP 599 Lexington Avenue LLC and Ramius LLC (as successor in interest to RCG Holdings LLC (f/k/a Ramius LLC)).†
10.15	Sublease, dated as of December 19, 2005, by and between Société Générale and SG Cowen & Co., LLC.†
10.16	Lease, dated as of October 29, 1993, by and between Rock-McGraw, Inc. and Société Générale.†
10.17	Supplemental Indenture, dated as of May 5, 1998, by and between Rock-McGraw, Inc. and Société Générale.†
10.18	Indemnification Agreement, dated as of July 11, 2006, by and among Société Générale, SG Americas Securities Holdings, Cowen and Company, LLC and Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.)†
10.19	Escrow Agreement, dated as of July 12, 2006, by and among SG Americas Securities Holdings, Inc., Cowen and Company, LLC, Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.) and the escrow agent.†
10.20	Cowen Group, Inc. 2006 Equity and Incentive Plan.†
10.21	Cowen Group, Inc. 2007 Equity and Incentive Plan.†
10.22	Equity Award Agreement of Christopher A. White (previously filed as Exhibit 10.1 to the Form 8-K filed December 7, 2009 by Cowen Group, Inc.)‡
21.1	Subsidiaries of Cowen Group, Inc.†
23.1	Consent of PricewaterhouseCoopers LLP.‡
23.2	Consent of Ernst & Young LLP.‡
23.3	Consent of Willkie Farr & Gallagher LLP (included in the opinion referred to in Exhibit 5.1 above).†

†
Filed herewith.

‡
Previously filed.

^
Confidential treatment has been granted for certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 14th day of December, 2009.

Cowen Group, Inc.
By:	/s/ PETER A. COHEN Name: Peter A. Cohen Title: Chairman of the Board, Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ PETER A. COHEN Peter A. Cohen	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	December 14, 2009
/s/ DAVID M. MALCOLM David M. Malcolm	Director	December 14, 2009
/s/ JULES B. KROLL Jules B. Kroll	Director	December 14, 2009
/s/ JEROME S. MARKOWITZ Jerome S. Markowitz	Director	December 14, 2009
/s/ JACK H. NUSBAUM Jack H. Nusbaum	Director	December 14, 2009
/s/ L. THOMAS RICHARDS, M.D. L. Thomas Richards, M.D.	Director	December 14, 2009
/s/ EDOARDO SPEZZOTTI Edoardo Spezzotti	Director	December 14, 2009
/s/ JOHN E. TOFFOLON, JR. John E. Toffolon, Jr.	Director	December 14, 2009
/s/ CHARLES W.B. WARDELL, III Charles W.B. Wardell, III	Director	December 14, 2009
/s/ JOSEPH R. WRIGHT Joseph R. Wright	Director	December 14, 2009
/s/ STEPHEN A. LASOTA Stephen A. Lasota	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	December 14, 2009

 Exhibit Index

Exhibit No.	Description
1.1	Form of Underwriting Agreement.†
3.1	Amended and Restated Certificate of Incorporation of Cowen Group, Inc. (previously filed as Exhibit 3.1 to the Form 10-Q filed November 25, 2009 by Cowen Group, Inc.). ‡
3.2	Amended and Restated By-Laws of Cowen Group, Inc. (previously filed as Exhibit 3.1 to the Form 10-Q filed November 25, 2009 by Cowen Group, Inc.). ‡
3.3
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cowen Group, Inc. (previously filed as Exhibit 3.1 to the Form 10-Q filed November 25, 2009 by Cowen Group, Inc.). ‡
4.1	Form of Class A Common Stock Certificate.†
5.1	Opinion of Willkie Farr & Gallagher LLP.†
10.1
Registration Rights Agreement, dated as of November 2, 2009, by and among Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), RCG Holdings LLC (f/k/a Ramius LLC), BA Alpine Holdings, Inc., Bayerische Hypo-und Vereinsbank AG, and HVB Alternative Advisors Inc. (previously filed as Exhibit 10.1 to the Form 8-K filed November 5, 2009 by Cowen Group, Inc.). ‡
10.2
Secured Revolving Credit Agreement, dated as of November 2, 2009, by and among Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), as Borrower, the various Lenders party thereto from time to time and Bayerische Hypo- und Vereinsbank AG, New York Branch, as Administrative Agent, Issuer of the Letter of Credit, Fronting Bank and a Lender (previously filed as Exhibit 10.2 to the Form 8-K filed November 5, 2009 by Cowen Group, Inc.). ‡
10.3
Asset Exchange Agreement, dated as of June 3, 2009, by and among RCG Holdings LLC (f/k/a Ramius LLC), HVB Alternative Advisors LLC, Bayerische Hypo- und Vereinsbank AG, Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and Lexington Merger Corp., as amended by the First Amendment to Asset Exchange Agreement, dated as of July 9, 2009 (included as Appendix B to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 filed July 10, 2009 by Cowen Group, Inc.) ‡
10.4
Employment Agreement of Peter A. Cohen, dated as of June 3, 2009, by and among Peter A. Cohen, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.3 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡
10.5
Employment Agreement of Morgan Stark, dated as of June 3, 2009, by and among Morgan Stark, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.4 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡
10.6
Appendix A to Employment Agreement of Morgan Stark, dated as of June 3, 2009, by and between Morgan Stark, Ramius LLC (f/k/a Park Exchange LLC) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.5 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡

Exhibit No.	Description
10.7	Employment Agreement of Thomas Strauss, dated as of June 3, 2009, by and among Thomas Strauss, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.6 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡
10.8
Employment Agreement of David M. Malcolm, dated as of June 3, 2009, by and among David M. Malcolm, Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), RCG Holdings LLC (f/k/a Ramius LLC) and Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.)†
10.9	Appendix A to Employment Agreement of David M. Malcolm, dated as of June 3, 2009, by and between David M. Malcolm and Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.)†
10.10
Employment Agreement of Christopher A. White, dated as of July 10, 2009, by and among Christopher A. White, Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.), and Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.) as amended by that certain letter agreement, dated as of December 8, 2009, by and between Christopher A. White and Cowen Group, Inc.†
10.11
Employment Agreement of Jeffrey Solomon, dated as of June 3, 2009, by and among Jeffrey Solomon, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC) (previously filed as Exhibit 10.5 to the Form 8-K filed November 5, 2009 by Cowen Group, Inc.). ‡
10.12
Amendment to the Investment Management Agreement, dated as of June 3, 2009, by and between Ramius LLC (f/k/a Ramius Capital Group, L.L.C. and successor by assignment from Ramius Securities, L.L.C.) and Alpine Cayman Islands Limited (f/k/a Bank Austria Cayman Islands Limited) (previously filed as Exhibit 99.14 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.) ‡^
10.13
Second Amendment to the Investment Reporting Agreement, dated as of June 3, 2009, by and between Ramius Fund of Funds Group LLC (f/k/a Ramius HVB Partners LLC, New York) and Bayerische Hypo- und Vereinsbank AG, Munich) (previously filed as Exhibit 99.15 to the First Amendment to the Registration Statement on Form S-4 filed August 17, 2009 by Cowen Group, Inc.)‡^
10.14
Lease, dated as of June 22, 2007, by and between BP 599 Lexington Avenue LLC and Ramius LLC (as successor in interest to RCG Holdings LLC (f/k/a Ramius Capital Group, LLC)), as amended by the First Amendment to Lease, dated as of June 9, 2008, by and between BP 599 Lexington Avenue LLC and Ramius LLC (as successor in interest to RCG Holdings LLC (f/k/a Ramius LLC)).†
10.15	Sublease, dated as of December 19, 2005, by and between Société Générale and SG Cowen & Co., LLC.†
10.16	Lease, dated as of October 29, 1993, by and between Rock-McGraw, Inc. and Société Générale.†
10.17	Supplemental Indenture, dated as of May 5, 1998, by and between Rock-McGraw, Inc. and Société Générale.†
10.18	Indemnification Agreement, dated as of July 11, 2006, by and among Société Générale, SG Americas Securities Holdings, Cowen and Company, LLC and Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.)†
10.19	Escrow Agreement, dated as of July 12, 2006, by and among SG Americas Securities Holdings, Inc., Cowen and Company, LLC, Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.) and the escrow agent.†

Exhibit No.	Description
10.20	Cowen Group, Inc. 2006 Equity and Incentive Plan.†
10.21	Cowen Group, Inc. 2007 Equity and Incentive Plan.†
10.22	Equity Award Agreement of Christopher A. White (previously filed as Exhibit 10.1 to the Form 8-K filed December 7, 2009 by Cowen Group, Inc.)‡
21.1	Subsidiaries of Cowen Group, Inc.†
23.1	Consent of PricewaterhouseCoopers LLP.‡
23.2	Consent of Ernst & Young LLP.‡
23.3	Consent of Willkie Farr & Gallagher LLP (included in the opinion referred to in Exhibit 5.1 above).†

†
Filed herewith.

‡
Previously filed.

^
Confidential treatment has been granted for certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

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Explanatory Note
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 13. Other Expenses of Issuance and Distribution
  Item 16. Exhibits and Financial Statement Schedules
SIGNATURES
Exhibit Index